Payment Date:  11/25/97

                          COUNTRYWIDE HOME LOAN, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-2

                                                                             Current Payment Information
Class Information

                         Beginning          Pass Thru    Principal     Interest       Total         Ending Certificate
Class Code       Name    Cert. Bal.            Rate      Dist. Amt.    Dist. Amt.     Dist.              Balance
----------       ----    ----------         ---------    ----------    ----------     -----         ------------------
                 A-1     168,182,190.02     5.896250%    4,783,776.21  798,824.52     5,582,600.73  163,398,413.82
                  R                0.00      N/A          N/A                0.00             0.00            0.00
Totals            -      168,182,190.02       -          4,783,776.21  798,824.52     5,582,600.73  163,398,413.82


Class Information   Original Certificate Information               Factors per $1,000

                    Original       Pass Thru    Cusip      Principal      Interest     Ending
  Type    Name      Cert. Bal.       Rate       Numbers      Dist.          Dist.      Cert. Bal
  ----    ----      ----------     ---------    -------    ---------      --------     ----------
Floater   A-1     178,026,096.00   5.896250%    126671AJ5   26.87120772   4.48712039   917.83405628
Fixed      R                0.00    N/A          N/A         0.00000000   0.00000000     0.00000000
Totals     -      178,026,096.00     -            -         26.87120772   4.48712039   917.83405628


                                                         Payment Date:  11/25/97

101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

COUNTRYWIDE HOME LOAN, INC.
ASSET-BACKED CERTIFICATES, SERIES 1997-2


COLLATERAL INFORMATION
----------------------

Beginning Pool Balance                               169,948,098.16
Scheduled Principal Payment                               92,790.09
Prepayment Amount                                      4,248,083.28
Ending Pool Balance                                  165,607,224.79

Subordinated Increase Amount                             442,902.84
Required Subordinated Amount                           4,895,717.65
Subordination Deficit Amount                                   0.00


OTHER INFORMATION
-----------------

Class A Carry-Forward Amount                                   0.00
Class A Insured Payment                                        0.00
Class A Basis Risk Carry-Forward Amount paid                   0.00
Class A Basis Risk Carry Forward Amount remained               0.00


TOTAL REO INFORMATION
---------------------

Total Number of REO Properties                                    0
Total Principal Balance of REO Properties                      0.00


NEW REO INFORMATION
-------------------

Loan Number        Stated Principal Balance
-----------        ------------------------
    0                                  0.00
    0                                  0.00
    0                                  0.00

FEES & ADVANCES
---------------

Monthly master servicer fees paid                    67,449.02
Advances included in this distribution               36,783.01


LIQUIDATION / LOSS INFORMATION
------------------------------

Loan Number              Ending Stated Balance    Realized Losses
-----------              ---------------------    ---------------
     0                                    0.00              0.00
     0                                    0.00              0.00
     0                                    0.00              0.00


Total realized losses (this period)       0.00
Cumulative losses (from Cut-Off)          0.00

DELINQUENCY INFORMATION
-----------------------

    Period          Loan Count    Ending Stated Balance
    ------          ----------    ---------------------
    30 days                 39             3,092,360.02
    60 days                  9               841,448.67
90 or more days              4               309,610.29
  Foreclosure               10               667,729.45
    Totals                  62             4,911,148.43